OPPENHEIMER GOLD & SPECIAL MINERALS FUND
Supplement dated February 27, 2012 to the

Prospectus dated October 28, 2011

This supplement amends the Prospectus of Oppenheimer Gold & Special Minerals Fund (the “Fund”) dated October 28, 2011 and is in addition to the supplement dated February 1, 2012.

1. The table titled “Annual Fund Operating Expenses” and the footnotes that immediately follow it, on page 3, have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees[2]	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%	None
Other Expenses
Other Expenses of the Fund	0.35%	0.34%	0.22%	0.34%	0.38%
Other Expenses of the Subsidiary	0.00%	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.35%	0.34%	0.22%	0.34%	0.38%
Total Annual Fund Operating Expenses	1.22%	1.97%	1.85%	1.47%	1.01%
Fee Waiver and Expense Reimbursement[3]	(0.03%)	(0.01%)	(0.01%)	(0.02%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.19%	1.96%	1.84%	1.45%	0.97%
1.	Expenses have been restated to reflect current fees.

2.	“Management Fees” reflects the gross management fees paid to the Manager by the Fund and the gross management fee of the Subsidiary.

3.	The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue in effect for so long as the F und invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund’s Board of Trustees. The Fund’s transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year and to 0.30% of average annual net assets per fiscal year for Class A. These limitations may not be amended or withdrawn until one year after the date of this prospectus.

2. The table under the section titled “Example,” on page 3, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$690	$939	$1,208	$1,973	$690	$939	$1,208	$1,973
Class B	$701	$923	$1,272	$1,939	$201	$623	$1,072	$1,939
Class C	$289	$586	$1,009	$2,188	$189	$586	$1,009	$2,188
Class N	$249	$466	$807	$1,768	$149	$466	$807	$1,768
Class Y	$99	$319	$557	$1,239	$99	$319	$557	$1,239

3. The section titled “Advisory Fees,” on page 11, has been deleted in its entirety and replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $2.2 billion, 0.59% of the next $1 billion, 0.58% of the next $2 billion, 0.57% of the next $4 billion and 0.56% of average annual net assets over $10 billion. The Fund's management fee for its last fiscal year ended June 30, 2011 was 0.61% of average annual net assets for each class of shares.

The "Annual Fund Operating Expenses" table shown earlier in this prospectus reflects both the gross management fee paid to the Manager by the Fund and the gross management fee of 0.01% for the Subsidiary. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees.

The Fund's transfer agent has voluntarily agreed to limit its fees for classes B, C, N and Y shares to 0.35% of average annual net assets per class. This limit also applied to Class A shares prior to September 1, 2011. Effective September 1, 2011, the Fund's transfer agent has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. This amount is not reflected in the Annual Fund Operating Expenses table shown earlier in this prospectus because it did not exceed 0.01%. These voluntary expense limitations may not be amended or withdrawn until one year after the date of this prospectus. The Fund's management fee and other operating expenses may vary in future years.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement with the Manager is available in the Fund's Semi-Annual Report to shareholders for the period ended December 31, 2011.

February 27, 2012

 PS0410.035